SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) :                 April 1, 2002


                               BOSTON GAS COMPANY
                    D/B/A KEYSPAN ENERGY DELIVERY NEW ENGLAND
             (Exact Name of Registrant as Specified in Its Charter)


                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)


       2-23416                                                04-1103580
(Commission File Number)                       (IRS Employer Identification No.)

       One Beacon Street
       Boston, Massachusetts                                           02108
(Address of Principal Executive Offices)                             (Zip Code)

                                 (617) 742-8400
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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



Item 4.              Changes in Registrant's Certifying Accountant.
                     ------- -- ------------ ---------- ----------

           On April 1, 2002, Boston Gas Company's (the "Company") Board of Directors, determined not to renew the engagement of its independent public accountant Arthur Andersen LLP ("Arthur Andersen") and appointed Deloitte & Touche as its independent public accountants.

           During the past two fiscal years, and the subsequent interim period through the date hereof, there has been no report on the financial statements of the Company by Arthur Andersen which contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

           During the past two fiscal years, and the subsequent interim period through the date hereof, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused the firm to make reference to the subject matter of such disagreements in connection with its report.

           None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years or within the subsequent interim period through April 1, 2002.

           During the two most recent fiscal years and the subsequent interim period through April 1, 2002, the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

           The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of a letter from Arthur Andersen stating that it agrees with such disclosures.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             --------- ----------- --- ----- --------- ----------- --- --------

           (c)       Exhibits

                    (1) Letter of Arthur Andersen LLP regarding change in certifying accountant.











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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Boston Gas Company

Dated: April 5, 2002                    By:       /s/Dennis Carroll
                                                  -----------------------
                                                  Name: Dennis W. Carroll
                                                  Title:  Vice President &
                                                          Controller



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


                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.       Exhibit                                                   Page
-----------       -------                                                   ----

  16.1            Letter of Arthur Andersen LLP regarding change
                  in certifying accountant                                   5






































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